Segment information	12 Months Ended
Dec. 31, 2017
Segment information
Segment information

25. Segment information

The Group’s activities are managed and operated in one segment, biopharmaceuticals. There is no other significant class of business, either individual or in aggregate. As such, the chief operating decision maker (i.e., the CEO) reviews the operating results and operating plans and makes resource allocation decisions on a company-wide basis.

Geographical information

Revenue of 2017 from continuing operations are mainly related to grants and other operating income 0.6 million euros Spain and 0.3 million euros Belgium.

The Group’s non-current assets by location are presented below:

	As at December 31,
Thousands of euros	2017	2016	2015
Belgium	142	154	2,159
Spain	42,282	51,927	52,082

Total	42,424	52,081	54,241